Exhibit 10.1

RESOLUTIONS
OF THE
COMPENSATION COMMITTEE
OF PHH CORPORATION

June 7, 2007

WHEREAS, PHH Corporation (the “Corporation”) sponsors and maintains the PHH Corporation 2005 Equity and Incentive Plan (the “Plan”), which is administered by the Compensation Committee of the Corporation’s Board of Directors (the “Committee”);

WHEREAS, Section 6(c) of the Plan authorizes the Committee to grant cash incentive awards under an annual incentive program to the extent that performance targets and other terms and conditions established by the Committee are satisfied; and

WHEREAS, the Committee has determined that it is in the best interests of the Corporation to establish and maintain the PHH Mortgage 2007 Management Incentive Plan and the PHH Arval Management Incentive Plan (both effective January 1, 2007) with respect to the 2007 fiscal years of PHH Mortgage and PHH Arval (each a “2007 Incentive Plan” and collectively the “2007 Incentive Plans”) under which cash incentive awards will be granted to certain named executive officers and other members of management (each an “Executive”) in an amount equal to the product of an Executive’s base salary for 2007 and the Executive’s target annual bonus percentage, to the extent that performance targets and other conditions established by the Committee are determined to have been satisfied.

NOW, THEREFORE, BE IT:

RESOLVED, that the Committee hereby authorizes and approves the adoption of the 2007 Incentive Plans with respect to the 2007 fiscal year of PHH Mortgage and PHH Arval, substantially in the forms set forth in Exhibit A and Exhibit B, respectively, subject to further changes and modifications as may be deemed appropriate upon the advice of counsel, under which cash incentive awards will be granted to Executives of PHH Mortgage and PHH Arval, to the extent that performance targets and other conditions established by the Committee are determined to have been satisfied;

RESOLVED, that the Committee hereby approves the following performance targets for the 2007 Incentive Plans:

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[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PHH Mortgage 2007 Incentive Performance Targets:

PTIAMI Target (Before Accrual for MIP)	Individual Performance Maximum Performance Payout Level	Company Performance Maximum Payout Level	Combined Maximum Payout level	Enhancements
$[***] million	100%	100%	100%
$[***] million	100%	120%	110%	Interpolation Payout
$[***] million	100%	150%	125%

PHH Arval 2007 Incentive Performance Targets:

PTIAMI	% Achieved	Pay Plan
$[***] million	100%	100%
$[***] million	110%	110%
$[***] million	125%	125%

RESOLVED, that the Committee hereby authorizes and approves cash incentive awards to the Executives, and in the target amounts, as set forth on Exhibit C with respect to the PHH Mortgage 2007 Incentive Plan and the PHH Arval 2007 Incentive Plan, to the extent that performance targets and other conditions established by the Committee are determined to have been satisfied.

RESOLVED, that the appropriate officers and employees of the Corporation are hereby authorized, empowered, and directed, in the name and on behalf of the Corporation, to execute, acknowledge, and deliver any and all documents, instruments, and papers, to give all notices that may be required or appropriate, and to take or cause to be taken such actions as may be determined to be necessary, appropriate or advisable to carry out the intent or purposes of all of the foregoing resolutions, such determination to be evidenced conclusively by the execution and delivery of such documents or the taking of such actions.

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[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit A

PHH MORTGAGE
2007 MANAGEMENT INCENTIVE PLAN DOCUMENT

Plan Performance Term

PHH Mortgage operates the Management Incentive Plan (MIP) on a calendar year basis, beginning

January 1 and ending December 31.  Plan targets are based on this performance term.

Plan Targets
Eligible participants will have a total MIP target expressed as a percent of base salary (varying by level).
Target payouts will be dependent upon successful achievement of company performance defined as Pre-Tax Income After Minority Interest (PTIAMI) performance for the plan term.

Once company performance is achieved, payout will be based on two factors; a weighting of (Factor 1) 50%PHH Mortgage Financial Performance and (Factor 2) 50% onIndividual Performance for the plan term.

The PHH Mortgage Financial Performance has a maximum factor payout of 150% and the Individual Performance has a maximum factor payout of 100%.  The maximum performance in both areas (150% Financial Performance and 100% Individual) offer the opportunity for a total maximum MIP payout of 125% ([(150% *50%) + (100% * 50%)] = 125%.)  Participants may receive payout from none, one, or both of the factors.

The PHH Mortgage Financial Performance Targets and associated maximum payout levels are as follows:

PTIAMI Target (Before Accrual for MIP)	Individual Performance Maximum Performance Payout Level	Company Performance Maximum Payout Level	Combined Maximum Payout level	Enhancements
$[***] million	100%	100%	100%
$[***] million	100%	120%	110%	Interpolation Payout
$[***] million	100%	150%	125%

The Plan will payout at 100% of target when company financial performance reaches PTIAMI (before MIP accrual) of $[***] million.

The Plan will payout at 110% of target when company financial performance reaches PTIAMI (before MIP accrual) of $[***] million.

There is no interpolated payout between the 100% and 110% payout levels.

For PTIAMI (before MIP accrual) between $[***] million and $[***] million the combined payout level will be interpolated between 110% and 124.9% achievement of established PTIAMI target levels.

There is no payout to exceed 125% of the combined MIP targets.

______________
[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Partial MIP Achievement Below Plan Targets
The funding of the Company MIP program is based on PTIAMI above $[***] million before the MIP accrual.  The MIP accrual will be calculated, up to the Combined Maximum Payout Level of 125%, as follows: (PTIAMI before MIP accrual) – ($[***] million).  For example, if the “PTIAMI before MIP accrual” is $[***] million, $[***] million in Partial MIP payouts will be accrued (i.e., $[***] million - $[***] million = $[***] million in MIP payouts).  Should the Company achieve PTIAMI (before MIP accrual) of between $[***] and $[***] Million, a team player may receive a Partial MIP payout based on management’s discretion provided that no individual shall receive more than the 100% maximum Payout.  See Appendix I for additional information regarding the 2007 MIP accrual.

Factor 1: PHH Mortgage Financial Performance
Plan Performance Target: – PHH Mortgage Pre-Tax Income After Minority Interest (PTIAMI)

Factor 2: Individual Performance
Plan Performance Target – Management by Objectives Personal Rating
Senior Leadership Team members will make an assessment of Individual Performance based on performance relative to individual department goals and objectives for the plan term.  Plan Performance on Individual Performance levels may not exceed 100% of the established Individual Performance level

Individual MIP Calculation Examples

Your individual MIP payout is based on the following:

1)	Did the company achieve 100% of the PHH Mortgage Financial Performance target:

a.	If no, then NO MIP payout will occur.

b.
If yes, then the MIP opportunity will be split between the individual performance (up to 50% of target bonus) and company performance (up to 75% of target bonus) for a maximum bonus opportunity of 125% of target.

______________
[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PHHMORTGAGE

2007 MANAGEMENT INCENTIVE PLAN DOCUMENT

Example 1:

Assumptions:

➢	PHH Mortgage achieves PTIAMI performance of $[***] million (106.3%)

➢	Manager Level Team Player with Base Salary of $70,000

➢	Team Player receives an Assigned Individual Performance Rating of 100%

➢	No proration circumstances apply

➢	In this scenario,

(a)	PHH Mortgage Financial Performance is 100% of target

(b)	Base Salary = $70,000

(c)	MIP Target Percentage = 20%

(d)	PHH Mortgage Financial Performance = 100%

(e)	PHH Mortgage Financial Performance Weighting = 50%

(f)	Assigned Individual Performance Rating= 100%

(g)	Individual Performance Rating Weighting = 50%

(h)	Proration Factor = 100%

Calculation:

MIP Payout           = (a) x {[(b) x (c) x (d) x (e)] + [(b) x (c) x (f) x (g)]} x (h)

= 1.00 x {[$70,000 x 0.20 x 1.00 x 0.50] + [$70,000 x 0.20 x 1.00 x 0.50]} x 1.00

= 1.00 x {$7,000 + $7,000} x 1.00

= $14,000

Example 2:

Same assumptions as above, except:

➢	PHH Mortgage Financial Performance is 97.3% of target

➢	Assigned Individual Performance Rating is 100.0%

Calculation:

MIP Payout           = (a) x {[(b) x (c) x (d) x (e)] + [(b) x (c) x (f) x (g)]} x (h)

= 0.00 x {[$70,000 x 0.20 x 0.00 x 0.50] + [$70,000 x 0.20 x 1.00 x 0.50]} x 1.00

= 0.00 x {$0 + $7,000} x 1.00

= $0

______________
[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PHH MORTGAGE
2007 MANAGEMENT INCENTIVE PLAN DOCUMENT

Example 3:

Same assumptions as Example 1 above, except:

➢	PHH Mortgage Financial Performance is 110.0% of target

➢	Assigned Individual Performance Rating is 75.0%

Calculation:

MIP Payout           = (a) x {[(b) x (c) x (d) x (e)] + [(b) x (c) x (f) x (g)]} x (h)

= 1.00 x {[$70,000 x 0.20 x 1.20 x 0.50] + [$70,000 x 0.20 x 0.75 x 0.50]} x 1.00

= 1.00 x {$8,400 + $5,250} x 1.00

= $13,650

Example 4:

Same assumptions as Example 1 above, except:

➢	PHH Mortgage Financial Performance is 125.0% of target

➢	Assigned Individual Performance Rating is 100.0%

Calculation:

MIP Payout           = (a) x {[(b) x (c) x (d) x (e)] + [(b) x (c) x (f) x (g)]} x (h)

= 1.00 x {[$70,000 x 0.20 x 1.50 x 0.50] + [$70,000 x 0.20 x 1.00 x 0.50]} x 1.00

= 1.00 x {$10,500 + $7,000} x 1.00

= $17,500

Note:  Impact of personal contribution and performance can clearly be seen from the examples above.

Example 1 shows a par target payout.

Example 2 shows the impact of having a slightly below PHH Mortgage performance with an exceptional Individual Performance. Company did not achieve  at least 100% of the PHH Mortgage Financial target, so no MIP payout.

Example 3 shows the impact of having an above target PHH Mortgage performance and a below target Individual Performance rating.

Example 4 shows both exceptional PHH Mortgage performance and exceptional Individual Performance, resulting in maximum MIP payout potential.

Example 4 displays PHH Mortgage and individual performance at the maximum performance in both areas (150% Financial & 100% Individual), therefore achieving a total MIP payout of 125% or [(150% *50%) + (100% * 50%)] = 125%

PHH MORTGAGE
2007 MANAGEMENT INCENTIVE PLAN DOCUMENT

Eligibility
If at any time during the plan term a Team Player is on a formal performance improvement program and/or a formal disciplinary action occurs, the Individual Performance component will be subject to a prorated percent up to and including 100% of the entire Individual Performance factor and will impact the MIP payout.

A Team Player must maintain a Full-Time schedule (30 hours per week or more) to be eligible for MIP.

In certain scenarios, it may be necessary to adjust an individual’s MIP payment outside of the parameters addressed within the plan.  PHH Mortgage Corporation reserves the right to make these modifications as necessary.

New or Newly Promoted Team Players
Newly hired or promoted team players will receive a MIP payout that is prorated to the month of hire or promotion.  If a promotion increases a team player’s MIP percentage (expressed as percentage of base salary), the MIP payout will be determined by a weighted calculation, based on the time period applicable to each respective MIP percentage and base salary earnings.

Team players hired or promoted into MIP eligible positions after September 30, 2007 are not eligible to participate in the 2007 MIP.

Termination of Employment
Team players must be employed by PHH Mortgage Corporation at the time of payment (usually February of the following year) in order to be eligible for a MIP payout.

Leave of Absence
MIP payouts will be prorated for any leaves of absence. The proration will be based on the total period of time of the leave of absence.

Death
In the event of the death of a team player, the estate of the deceased team player will receive a payout based on his/her 2007 base salary earnings, prorated according to time participating in the plan term.

Payout Approval
The MIP payout will be audited, approved, and administered by the Senior Vice President of Finance and the Senior Vice President of Human Resources. PHH reserves the right to terminate, amend, modify and/or restate this Program (in whole or in part) at any time and without advance notice.

Changes to the Plan
Occasionally, changes in business conditions will necessitate a modification to existing incentive plans.  PHH Mortgage Corporation management reserves the right to modify the MIP as needed.  Any changes to the Plan will be approved by the Senior Vice President of Finance and Senior Vice President of Human Resources, and will be communicated in writing to all participants and their managers.

Compliance on Code of Ethics Sign-Off
Payment of MIP is contingent upon recipient’s signing of the annual acknowledgement of review of the Business Ethics and Conduct policy.

Exhibit B

2007 Incentive Plan Guidelines

Effective January 1, 2007 through December 31, 2007

PHH Arval’s 2007 Growth Strategies:
•	Accelerate PHH Onboard

•	Maximize predictive modeling for PHH Collision Prevention

•	Sell new truck products

•	Expand PHH Service Card platform

•	Enhance North American synchronization

•	Invest in best-in-class data quality

•	Implement Rally to Results (R2R) enterprise-wide

•	Leverage future communications channels

•	Elevate focus on PHH talent

Details are available on the intranet under “Kilroy Compass.”

The information contained in this document is proprietary.  Sharing this information with anyone who is not an employee of PHH Arval violates the PHH Code of Ethics.

This document provides general guidelines for all incentive plan participants except those who participate in the Share the Results Plan.  For details regarding the Share the Results Plan, please reference the 2007 Share the Results Plan Guidelines.

Introduction

PHH Vehicle Management Services, LLC, doing business as PHH Arval,  (hereafter “PHH”) provides various incentive plans that enhance company unity as they gives participants the opportunity to earn incentive compensation contingent on:

•	Achievement of the 2007 strategic plan, growth strategy and financial objectives.

•	Successful achievement of key initiatives as identified by senior leadership.

Plan Participation

Participation is limited to employees whose positions and responsibilities significantly impact financial performance and the achievement of strategic business initiatives.  Contracted, temporary and casual employees are not eligible.  Eligible participants are identified at the beginning of each year, or at the time of promotion, transfer, or new hire to an eligible position.  Participants who are hired during the year are eligible for a prorated award, provided their start date is prior to October 1.  Individuals hired between October 1 and December 31 are not eligible to participate.  Individuals rehired at any time during the year with at least three months of prior service during that year will be eligible for a prorated payout.   Participants who experience a role change during the year may be eligible to receive a prorated award.  Participation in any given year does not ensure participation in subsequent years.  An equity review of participation occurs each year.

Payout Targets

The payout target is expressed as a percentage of annual earnings.  A participant's payout target is determined based on three criteria:  total compensation as determined by the competitive marketplace, the appropriate mix of base pay and the “at risk” component of incentive pay, and internal equity. The payout target is fixed at the level of company, financial and other performance that constitutes 100% achievement; the actual payout percentage, and the percentage of earnings it represents, will be dependent on the actual results achieved.

Plan Design

Plan elements and their weighting are reviewed each year.  Elements of the Plan may include PHH financial performance, other total company performance measures, team results and individual results.

Annual Plan Insert

The Annual Plan Insert is a separate document that will be provided to each Plan participant.  The insert provides personalized details that  include:  payout target, plan elements and payout timing on the various plan elements.

Financial Schedules

A financial schedule is developed for each financial element of the Plan.  The schedule sets forth the percent of goal that must be achieved for the corresponding payout percentage.  The financial schedule may be included on the Annual Plan Insert or provided as a separate document.

Payouts

To receive payouts, participants must be actively employed by PHH through the end of each payout period, as defined on each Annual Plan Insert.

Termination of employment prior to the last day of each payout period for any reason other than death, disability, or retirement will lead to forfeiture of payment and/or repayment of any incentives paid, but not earned.  In the event of termination of employment for death, long-term disability, a leave of absence that results in an administrative separation due to the length of the leave or business need, or retirement, prorated payments may be made, with the review of case-by-case circumstances and the specific approval of the SVP Human Resources.  Participants with documented performance issues or on a Performance Improvement Plan at any time during the year may jeopardize their eligibility to receive a payout.

Payouts to participants with unresolved PHH debt will be held until the debt is paid or, at PHH’s discretion, until an agreed-upon payment plan has been established. PHH has the right to deduct any unresolved debt from incentive plan payouts.

Other Provisions

As a condition of Plan participation and eligibility for any payout, the participant agrees to comply with the rules, regulations, policies and standards of business conduct of PHH, as well as the directions, assignments and instructions provided by PHH’s leadership. PHH has the authority at its discretion to withhold payment in the case of violations of rules, regulations, policies and standards of the business including misconduct.

This Plan is subject to approval by the President and Chief Executive Officer, the Senior Vice President, Finance, the Senior Vice President, Human Resources and the Compensation Committee of the PHH Corporation Board of Directors. The Plan is administered by the Director, Compensation.

These leaders have the sole authority to interpret and execute the provisions of the Plan and make exceptions as warranted by special business circumstances.  All decisions, actions or interpretations are final, conclusive and binding to all parties.

PHH reserves the right to terminate, amend, modify and/or restate this Plan (in whole or in part) at any time and without advance notice.

This Plan, or any action taken in connection with it, does not give the participant the right to be retained as an employee with PHH.  No person eligible to receive payouts shall have any rights to pledge, assign, or otherwise dispose of any unpaid or anticipated Plan payments.

This Plan document is the exclusive property of PHH and must be surrendered to PHH in the event of termination of employment.

George J. Kilroy
President & CEO

Rita L. Ennis
Sr. Vice President Human Resources

William R. Keenan
Sr. Vice President Finance

EXHIBIT C

Named Executive Officers under the 2007 Incentive Plans

Executive	Position	Plan	Target Payout (% of Base Salary)	Target Payout Amount

George J. Kilroy	President and Chief Executive Officer – PHH Arval	PHH Arval 2007 Incentive Plan	100%	$450,000

Mark R. Danahy	Senior Vice President and Chief Financial Officer – PHH Mortgage	PHH Mortgage 2007 Incentive Plan	75%	$264,000